UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement.

☐	Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement.

Bridge Builder Trust

(Name of Registrant as Specified In Charter)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BRIDGE BUILDER SMALL/MID CAP GROWTH FUND

IMPORTANT NOTICE REGARDING INTERNET

AVAILABILITY OF INFORMATION STATEMENT

The Information Statement is available at www.bridgebuildermutualfunds.com

August 28, 2020

As a shareholder of the Bridge Builder Small/Mid Cap Growth Fund (the “Fund”), a series of Bridge Builder Trust (the “Trust”), you are receiving this notice regarding the internet availability of an information statement (the “Information Statement”) relating to the hiring of Artisan Partners Limited Partnership (“Artisan Partners”) as an investment subadviser to the Fund. This notice presents only an overview of the more complete Information Statement. We encourage you to review all of the important information contained in the Information Statement. The Information Statement is for informational purposes only and, as a shareholder of the Fund, you need not take any action.

SUMMARY OF INFORMATION STATEMENT

As discussed in greater detail in the Information Statement, at its meeting held on May 18-19, 2020, the Board of Trustees of the Trust (the “Board”) approved an amendment to the investment sub-advisory agreement dated February 19, 2015, and amended June 9, 2017 and November 29, 2017, among the Trust, Olive Street Investment Advisers, LLC (“Olive Street”), the investment adviser to the Fund, and Artisan Partners (the “Amended Sub-advisory Agreement”), pursuant to which Artisan Partners serves as an investment subadviser to the Fund. The appointment of Artisan Partners became effective on June 8, 2020.

The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order that permits Olive Street to enter into and materially amend sub-advisory agreements between Olive Street and unaffiliated investment subadvisers to the Fund with the approval of the Board. Although approval by the Fund’s shareholders is not required, a condition of this order requires Olive Street to furnish Fund shareholders with information about the subadvisers and the sub-advisory agreements.

Accordingly, the purpose of the Information Statement is to furnish Fund shareholders with detailed information about the Amended Sub-advisory Agreement and about Artisan’s appointment as a new investment subadviser to the Fund.

The Information Statement will be available on the Fund’s website until at least Tuesday, November 24, 2020. To view and print the Information Statement, click on the link of the Information Statement in order to open the document. A paper or email copy of the Information Statement is available, free of charge, by contacting the Fund by telephone at 1-855-823-3611, via e-mail at bridgebuilder@edwardjones.com, or by mail at:

Mailing Address:

Bridge Builder Trust

P.O. Box 1920

Denver, CO 80201

Overnight Address:

Bridge Builder Trust

1290 Broadway Suite 1000

Denver, CO 80203

If you do not request a paper or email copy of the Information Statement by this date, you will not otherwise receive a paper or email copy.

The Fund’s most recent annual and semi-annual reports are available upon request, without charge, by contacting your financial advisor, from the Fund’s website at www.bridgebuildermutualfunds.com, by making a request to the Fund via e-mail at bridgebuilder@edwardjones.com, by calling 1-855-823-3611, or by making a request in writing to the Fund at:

Mailing Address:

Bridge Builder Trust

P.O. Box 1920

Denver, CO 80201

Overnight Address:

Bridge Builder Trust

1290 Broadway Suite 1000

Denver, CO 80203

BRIDGE BUILDER SMALL/MID CAP GROWTH FUND

INFORMATION STATEMENT

August 28, 2020

This information statement (the “Information Statement”) is being made available to the shareholders of the Bridge Builder Small/Mid Cap Growth Fund (the “Fund”), a series of Bridge Builder Trust (the “Trust”). This Information Statement relates to the approval by the Board of Trustees of the Trust (the “Board”) of an amendment to the investment sub-advisory agreement dated February 19, 2015, and amended June 9, 2017 and November 29, 2017, among the Trust, Olive Street Investment Advisers, LLC (“Olive Street” or the “Adviser”), the investment adviser to the Fund, and Artisan Partners Associates, Inc. (“Artisan Partners” or the “Subadviser”), pursuant to which Artisan Partners serves as an investment subadviser to the Fund (the “Amended Sub-advisory Agreement”).

The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order that permits Olive Street to enter into and materially amend sub-advisory agreements between Olive Street and unaffiliated investment subadvisers to the Fund with the approval of the Board. Although approval by the Fund’s shareholders is not required, pursuant to a condition of this order, Olive Street is required to furnish Fund shareholders with certain information about Artisan Partners and the Amended Sub-advisory Agreement.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

Olive Street is the Fund’s investment adviser. Pursuant to the terms of an exemptive order granted to Olive Street and the Trust by the SEC on August 6, 2013 (the “Exemptive Order”), Olive Street employs a so-called “manager-of-managers” arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940, as amended, (the “1940 Act”) generally requires that a fund’s shareholders approve all agreements pursuant to which persons serve as investment adviser or subadviser to the fund. The Exemptive Order exempts Olive Street and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows Olive Street, subject to Board approval and certain other conditions, to enter into and materially amend sub-advisory agreements on behalf of the Fund without a shareholder vote.

As described in more detail below, at its meeting held on May 18-19, 2020, (the “Meeting”), the Board approved (i) the appointment of Artisan Partners as an investment subadviser to the Fund and the Amended Sub-advisory Agreement and (ii) the termination of ClearBridge Investments, LLC as an investment subadviser to the Fund. The appointment of Artisan Partners and termination of ClearBridge each became effective on June 8, 2020. Before the appointment of Artisan Partners and termination of ClearBridge, the Fund had three subadvisers, other than ClearBridge, who each managed one or more portions, or sleeves, of the assets of the Fund (the “Existing Subadvisers”). After the appointment of Artisan Partners as an additional subadviser and the termination of ClearBridge, the portion of the Fund’s assets previously allocated to ClearBridge were reallocated to Artisan Partners, and the portions of the Fund’s assets allocated to the Existing Subadvisers were not reduced as a result of this reallocation. Olive Street may reallocate the Fund’s assets among the subadvisers in its discretion at any time, including down to 0% in one or more subadvisers.

Olive Street recommended that the Board appoint Artisan Partners as a subadviser to the Fund for multiple reasons, including because Olive Street believes that Artisan Partners’ U.S. mid-cap growth strategy will assist the Fund in meeting its investment objective and will complement the investment styles of the Existing Subadvisers. Additionally, Olive Street believes the appointment of Artisan Partners will allow the Fund overall to better complement and diversify investments in Edward Jones Advisory Solutions® (“Advisory Solutions”), an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”), an affiliate of the Adviser.

The appointment of Artisan Partners as a subadviser to the Fund is not expected to result in an increase to the Fund’s expenses. Olive Street has contractually agreed to waive its management fee to the extent management fees to be paid to Olive Street exceed the management fees the Fund is required to pay the subadvisers. This fee waiver is currently in effect until October 28, 2021 and will continue thereafter for subsequent one-year periods until terminated. If Olive Street determines to hire new subadvisers or reallocate the Fund’s assets in the future, the Fund’s expenses may increase.

THE BOARD’S CONSIDERATIONS IN APPROVING THE AMENDED SUB-ADVISORY AGREEMENT

Pursuant to Section 15 of the 1940 Act, as amended, a fund’s advisory and sub-advisory agreements must be approved: (i) by a vote of a majority of the shareholders of the fund; and (ii) by a vote of a majority of the members of the board who are not parties to the agreements or “interested persons” of any party, as defined in the 1940 Act (the “Independent Trustees”), cast at a meeting called for the purpose of voting on such approval.

The Board, including a majority of the Independent Trustees, previously approved a sub-advisory agreement among Olive Street, the Trust, and Artisan Partners dated February 19, 2015, and amended June 9, 2017 and November 29, 2017 (the “Existing Sub-advisory Agreement”).

At a meeting held on May 19-20, 2020 via teleconference (the “May Renewal Meeting”) in reliance on and in compliance with the conditions of an SEC order granting relief from the in-person meeting requirement, Olive Street proposed, and the Board, including a majority of the Independent Trustees, considered and approved, the Amended Sub-advisory Agreement to add Artisan Partners as a subadviser to the Fund. At the May Renewal Meeting, Olive Street also proposed, and the Board, including a majority of the Independent Trustees, considered and approved, the annual continuance of the Existing Sub-advisory Agreement with respect to Artisan Partners’ services to the Large Cap Value Fund.

Pursuant to an exemptive order obtained by the Adviser and the Trust from the SEC, the Adviser is permitted, subject to certain conditions, to select new subadvisers for the Trust’s funds with the approval of the Board but without obtaining shareholder approval.

In advance of the May Renewal Meeting, at a meeting held via teleconference on May 7, 2020 (the “May 7, 2020 Telephonic Meeting”), the Adviser furnished information to the Board reasonably necessary for the Board to evaluate the terms of the Amended Sub-Advisory Agreement. The Board had the opportunity to ask questions and request further information in connection with its consideration.

In addition, at the May 7, 2020 Telephonic Meeting and the May Renewal Meeting, representatives of the Adviser made presentations and responded to questions regarding the Subadviser’s services, fees and other aspects of the proposed sub-advisory relationship. Further, at the May Renewal Meeting, representatives of the Subadviser made a presentation and responded to questions regarding the Subadviser’s services and other aspects of the proposed sub-advisory relationship. Collectively, the information provided to the Board in connection with the May 7, 2020 Telephonic Meeting and the May Renewal Meeting included materials describing, among other matters: (i) the nature, extent and quality of the services proposed to be provided by the Subadviser; (ii) the Subadviser’s investment management personnel; (iii) the Subadviser’s operations; (iv) the Subadviser’s investment philosophy and investment process; (v) the sub-advisory fees proposed to be payable to the Subadviser; (vi) the Subadviser’s policies and compliance procedures; (vii) the Subadviser’s financial health; and (vii) the investment performance of accounts managed by the Subadviser employing a mid-cap growth strategy similar to the portion of the Fund proposed to be managed by the Subadviser.

The Board observed that Artisan Partners is currently a subadviser to the Large Cap Value Fund pursuant to the Existing Sub-Advisory Agreement. As such, the Board determined that it was reasonable to consider certain information that the Board received from the Adviser and Artisan Partners regarding Artisan Partners in connection with its annual evaluation of the Existing Sub-Advisory Agreement which occurred at a meeting held via teleconference on May 5, 2020 and the May Renewal Meeting (collectively, with the May 7, 2020 Telephonic Meeting, the “May Meetings”).

The Independent Trustees received advice from Fund counsel and from their independent legal counsel, including advice regarding the legal standards applicable to the consideration of sub-advisory arrangements, and met in executive session outside the presence of the Interested Trustees, Fund management and representatives of the Adviser and the Subadviser to discuss the Amended Sub-Advisory Agreement and the services to be provided by the Subadviser.

In considering whether to approve the Amended Sub-Advisory Agreement the Board considered not only the specific information presented in connection with the May Meetings, but also the knowledge gained regarding the Subadviser over time through previous interactions with the Adviser and the Subadviser. The Board did not identify any particular information or consideration that was all important or controlling, and each individual Trustee may have attributed different weights to various factors and information.

In considering the approval of the Amended Sub-Advisory Agreement, the Board considered various factors, as discussed in further detail below:

1.

The nature, extent and quality of the services to be provided by the Subadviser. The Board reviewed the portfolio management services and investment process proposed to be provided by the Subadviser, including how the Subadviser’s investment philosophy and process complement those of the other subadvisers that manage the Fund. The Board also reviewed the background and experience of the Subadviser’s portfolio management personnel. The Board considered the Subadviser’s ability to attract and retain qualified investment professionals, and the experience and skills of management and investment personnel of the Subadviser. The Board also considered other services proposed to be provided to the Fund by the Subadviser under the Adviser’s supervision, such as monitoring adherence to the Fund’s investment restrictions, monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations, monitoring valuation and liquidity and selecting broker-dealers to execute portfolio transactions.

The Board reviewed the terms of the Existing Sub-Advisory Agreement and proposed amendment. In so doing, the Board observed that Artisan Partners serves as a subadviser to the Large Cap Value Fund pursuant to the Existing Sub-advisory Agreement. The Board further observed that the amendment to the Existing Sub-advisory Agreement incorporates the proposed fee rate schedule for Artisan Partners’ sleeve of the Fund and that there were no other changes to the Existing Sub-advisory Agreement outside of the addition of the Fund.

Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the Subadviser is capable of providing services of the type and nature contemplated by the terms of the Amended Sub-Advisory Agreement.

2.

Fees and Other Expenses. The Board reviewed the sub-advisory fees proposed to be payable to the Subadviser. The Board considered the potential impact of the Subadviser’s fee to the Fund’s overall expenses, given the Adviser’s contractual agreement to waive its advisory fees to the extent advisory fees to be paid to the Adviser exceed the sub-advisory fees to be paid to the Fund’s subadvisers. The Board noted that the Adviser may terminate this waiver arrangement without Board approval effective upon the end of the then current one-year period, by providing the Board written notice of such termination by April 15. The Board further noted that the Adviser has irrevocably agreed not to exercise its right to terminate the waiver arrangement upon the end of the current one-year period, resulting in the arrangement continuing until at least October 28, 2021.

Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the sub-advisory fees were reasonable in light of the nature and quality of the services expected to be rendered by the Subadviser.

3.

The Subadviser’s Investment Performance Record. Because the Subadviser is new to the Fund, the Board was not able to evaluate an investment performance record for the portion of the Fund to be managed by the Subadviser. The Board did consider the Subadviser’s performance history with respect to similarly-managed investment accounts. While there was no historical Subadviser performance information with respect to the Fund for review, the Board noted that it would have an opportunity to review such information in connection with future annual reviews of advisory and sub-advisory agreements

4.

Profitability and Economies of Scale. The Board did not consider profitability of the Subadviser to be a material factor, given that the Subadviser is not affiliated with the Adviser and, therefore, the fees were negotiated at arm’s length.

5.

Indirect Benefits. The Board noted that Fund shares are currently available exclusively to investors participating in Edward Jones Advisory Solutions®, an investment advisory program (asset-based fee program) sponsored by Edward D. Jones, an affiliate of the Adviser. Accordingly, the Board received and considered information about asset-based fees received by Edward Jones from participants in Edward Jones Advisory Solutions in connection with their investments in the Fund as an indirect or “fall-out” benefit. In addition, the Board considered that the Adviser, Edward Jones and the Subadviser may derive a benefit to their reputations and standing in the investment community from their relationship with the Fund. The Board also noted that the Subadviser may use soft dollars generated from executing Fund portfolio trades to purchase research, which could be viewed as a fall-out benefit to the Subadviser to the extent the Subadviser uses the research generated from such trading activities across its client base.

Conclusion

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board concluded, in the exercise of its reasonable judgment, that the terms of the Amended Sub-Advisory Agreement were reasonable in relation to the services expected to be provided by the Subadviser to the Fund. Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the full Board, and all of the Independent Trustees voting separately, unanimously approved the Amended Sub-Advisory Agreement.

DESCRIPTION OF THE MATERIAL TERMS OF THE AMENDED SUB-ADVISORY AGREEMENT

Set forth below is a summary of all material terms of the Amended Sub-advisory Agreement. The terms of the Amended Sub-advisory Agreement are the same in all material respects as the terms of the Existing Sub-advisory Agreement, except as noted below regarding the addition of the Fund to Schedule A. Although the summary below is qualified in its entirety by reference to the Amended Sub-advisory Agreement included as Exhibit A hereto, shareholders should still read the summary below carefully.

INVESTMENT ADVISORY SERVICES

Subject to the oversight of the Board and the Adviser, the Subadviser shall manage the investments of its allocated portion of the Fund’s assets (“Allocated Portion”) in accordance with the Fund’s investment objective, policies, and restrictions as provided in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Subadviser in advance, and in compliance with the requirements applicable to registered investment companies under applicable laws, including, but not limited to, the 1940 Act, the Commodity Exchange Act and the rules of the National Futures Association, and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. From time to time, the Adviser or the Fund may provide the

Subadviser with written copies of other investment policies, guidelines and restrictions applicable to the Subadviser’s management of its Allocated Portion, which shall become effective at such time as agreed upon by both parties. Subject to each of the foregoing sentences above, the Subadviser shall have full discretionary authority to manage the investment of the assets of its Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles, and other property and assets comprising or relating to the Subadviser’s Allocated Portion.

In addition, the Subadviser will, at its own expense:

•

advise the Adviser and the Fund in connection with investment policy decisions to be made by it regarding the Fund and, upon request, furnish the Adviser and the Fund with research, economic and statistical data in connection with the Fund’s investments and investment policies;

•	respond to the Fund’s or the Adviser’s requests for information to assist the Fund’s custodian (the “Custodian”) in its determination of the market value of securities held in the Fund;

•

furnish the Adviser or the Fund upon reasonable request with information regarding the investment strategies it employs, individual companies whose securities are included in the Allocated Portion, the industries in which the companies engage, the economic, social, or political conditions prevailing in each country in which the Allocated Portion is invested, or statistical and analytical information with respect to investments of the Allocated Portion;

•	employ professional portfolio managers and securities analysts who provide research services to the Fund;

•	place orders for purchases and sales of portfolio investments for the Allocated Portion;

•	give instructions to the Custodian concerning the delivery of securities and transfer of cash for the Allocated Portion;

•

notify the Custodian of each transaction effected for the Allocated Portion by the Subadviser in accordance with the Custodian’s requirements for the Subadviser and arrange with the Custodian for the settlement of such transactions;

•

as soon as practicable following the end of each calendar month, provide the Adviser and the Fund with written statements showing all transactions effected for the Allocated Portion during the month by the Subadviser, a summary listing all investments attributable to transactions of the Subadviser that are held in the Allocated Portion as of the last day of the month, and such other information as the Adviser or the Fund may reasonably request in connection with any accounting or marketing services that the Adviser provides for the Fund. The Adviser and the Fund acknowledge that Subadviser and Custodian may use different pricing vendors, which may result in valuation discrepancies;

•

to the extent reasonably requested by the Trust or the Adviser, use its best efforts to assist the Chief Compliance Officer of the Trust in respect of Rule 38a-1 under the 1940 Act including, without limitation, providing the Chief Compliance Officer of the Trust or the Adviser with

(a) current copies of the compliance policies and procedures of the Subadviser in effect from time to time (including prompt notice of any material changes thereto), (b) notification of any violations of the Subadviser’s compliance policies and procedures that are directly related to the provision of investment management services to the Fund, (c) a copy of the Subadviser’s annual compliance report as required by Rule 206(4)-7 of the Advisers Act, (d) notification of any correspondence between the Subadviser and a regulatory agency in connection with regulatory examinations or proceedings that relate to the services provided to the Fund, and (e) upon request, a certificate of the Chief Compliance Officer of the Sub-Adviser to the effect that the policies and procedures of the Subadviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1);

•

comply with all applicable policies and procedures adopted by the Board that are applicable to the Fund and any amendments to those procedures that are provided to the Subadviser by the Adviser or the Fund (“Board Procedures”) that are not inconsistent with the Subadviser’s obligations under the Amended Sub-advisory Agreement and notify the Adviser as soon as reasonably practicable upon (a) detection of any breach of such Board Procedures or (b) determination that a Board Procedure conflicts with a procedure adopted by the Sub- Adviser;

•

maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Adviser and the Fund, including any amendments thereto, and institute and enforce procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics;

•	promptly complete and return to the Adviser or the Trust any compliance questionnaires or other inquiries submitted to the Subadviser in writing;

•

furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate the Amended Sub-advisory Agreement or any proposed amendments thereto for the purposes of approving the Amended Sub-advisory Agreement, the renewal thereof or any amendment hereto; and

•

as reasonably requested by the Fund, provide the Fund with information regarding assets in the Allocated Portion to assist the Fund in determining the fair value of such assets, provided however that the Subadviser shall not be responsible or liable for the pricing determinations made with respect to the assets of the Allocated Portion;

•

file with the SEC any report on Form 13F or Schedule 13G and any amendments thereto, required by the Exchange Act (as defined below), with respect to the securities and other investments held in the Allocated Portion;

•

except as permitted by the Board Procedures or as required by law, shall treat confidentially, and shall not disclose without the consent of the Fund, all information in respect of the portfolio investments of the Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Allocated Portion, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades); and

•

upon request, will review the Fund’s summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively, the “Disclosure Documents”) in order to ensure that, with respect to the disclosure about the Subadviser, the manner in which the Subadviser manages the Fund and information relating directly or indirectly to the Subadviser (the “Subadviser Disclosure”), such Disclosure Documents contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

INDEMNIFICATION

The Subadviser is obligated to indemnify and hold harmless the Adviser and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses): (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Subadviser Disclosure; and (ii) resulting from the Subadviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Subadviser’s obligations under the Amended Sub-advisory Agreement, or from the Subadviser’s reckless disregard of its obligations and duties under the Amended Sub-advisory Agreement; provided, however, that the Subadviser’s obligation to indemnify the Adviser shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under the Amended Sub-advisory Agreement.

The Adviser is obligated to indemnify and hold harmless the Subadviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser’s obligations under the Amended Sub-advisory Agreement, or from the Adviser’s reckless disregard of its obligations and duties under the Amended Sub-advisory Agreement; provided, however, that the Adviser’s obligation under the Amended Sub-advisory Agreement is reduced to the extent that the claim against, or the loss, liability or damage experienced by the Subadviser, is caused by or is otherwise directly related to the Subadviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under the Amended Sub-advisory Agreement.

MAINTENANCE OF BOOKS AND RECORDS

Under the Amended Sub-advisory Agreement, the Subadviser is required to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities under the Amended Sub-advisory Agreement as required by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities under the Amended Sub-advisory Agreement required by Rule 204-2 of the Investment Advisers Act of 1940, as amended, for the period specified in that rule. Notwithstanding, the foregoing, the Subadviser has no responsibility for the maintenance of the Fund’s records, except for those related to its Allocated Portion.

REPORTING OBLIGATION

The Subadviser has an obligation to provide prompt notice to the Adviser and the Fund about developments relating to its duties as Subadviser of which the Subadviser has, or reasonably should have, knowledge that would materially affect the Fund, including but not limited to material changes in the employment status of key investment management personnel involved in the management of the Fund, material changes in the investment process used to manage the Fund, any change in the Subadviser’s chief executive officer, any change in control of the Subadviser, and the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Subadviser also has an obligation to immediately notify the Adviser and the Trust in the event that the Subadviser becomes subject to a statutory disqualification that prevents the Subadviser from serving as an investment adviser pursuant to the Amended Sub-advisory Agreement. In the event the Subadviser is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority (including, without limitation, any self-regulatory organization), the Subadviser will notify the Adviser and the Fund as soon as reasonably practicable and no later than notice is provided to other similarly-situated parties. To the extent permissible by applicable law, the Subadviser shall immediately forward, upon receipt, to the Adviser any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that specifically relates to the Trust or the Fund.

DURATION AND TERMINATION

With respect to the Fund, the Amended Sub-advisory Agreement was approved by the Board at the May Renewal Meeting for an initial term of two years and is scheduled to continue in effect for subsequent periods only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that each Amended Sub-advisory Agreement may be terminated (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of the Board or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser, or (c) by the Subadviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser. The Amended Sub-advisory Agreement will terminate automatically and immediately in the event of its assignment (as defined under the 1940 Act), or in the event of a termination of the Adviser’s investment advisory agreement with the Trust, on behalf of the Fund.

GOVERNING LAW

The Amended Sub-advisory Agreement is governed by and construed in accordance with the substantive laws of the State of Delaware.

INFORMATION ABOUT OLIVE STREET

Olive Street, located at 12555 Manchester Road, St. Louis, Missouri 63131, currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and Olive Street dated July 10, 2013, as amended. As of June 30, 2020, Olive Street had approximately $87 billion in assets under management. As investment adviser, Olive Street manages the Fund pursuant to a manager-of-managers structure, whereby Olive Street has overall responsibility for the general management and day-to-day operations of the Fund but has retained one or more investment subadvisers to make the investment decisions for allocated portions of the Fund’s assets. For these services, the Fund pays Olive Street an annual fee of 0.44% of its average daily net assets. Olive Street has contractually agreed, until at least October 28, 2021, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s Subadvisers.

For the fiscal year ended June 30, 2020, the Fund paid Olive Street advisory fees in the amount of $26,577,251. Olive Street waived $11,728,675 of such advisory fees.

INFORMATION ABOUT ARTISAN PARTNERS

Artisan Partners, 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a subadviser to the Fund under the Amended Sub-advisory Agreement amongst Artisan Partners, the Adviser, and the Trust. Artisan Partners is registered as an investment adviser with the SEC. Artisan Partners is a Delaware limited partnership, founded in March 2009, and succeeded to the investment management business of Artisan Partners Holdings LP during 2009. Artisan Partners Holdings LP was founded in December 1994 and began providing investment management services in March 1995. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc., a publicly traded Delaware corporation. As of June 30, 2020, Artisan Partners had assets under management of approximately $120.6 billion.

Listed below are the names, titles and principal business addresses of each principal executive officer and director of Artisan Partners.

Name	Title	Address
Eric R. Colson	President and Chief Executive Officer	c/o Artisan Partners Limited Partnership 875 E Wisconsin Ave, Suite 800 Milwaukee, WI 53202
Charles J. Daley	Chief Financial Officer and Treasurer
Sarah A. Johnson	Vice President and Secretary
Jason A. Gottlieb	Vice President
James S. Hamman, Jr.	Vice President
Christopher J. Krein	Vice President
Gregory K. Ramirez	Vice President

Artisan Partners currently acts as adviser to one other registered investment company with similar investment objectives to those of the Fund. The table below sets forth certain information with respect to the assets of that other investment company.

Fund Name	Assets of Investment Company (as of March 31, 2020, in thousands)
Artisan Mid Cap Fund	$4,349,593

ADDITIONAL INFORMATION

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, MA 02110, serves as the Fund’s Administrator and Custodian.

ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1100 Denver, Colorado 80203, serves as the Fund’s Transfer Agent and dividend disbursing agent.

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver Colorado 80203, acts as principal underwriter in a continuous public offering of the Fund’s shares.

PAYMENT OF EXPENSES

The Fund will pay the expenses of the preparation, printing and mailing of this Information Statement.

COMMISSIONS PAID TO AFFILIATED BROKERS

For the fiscal year ended June 30, 2020, the Fund paid a total of $3,860.56 in aggregate brokerage commissions on portfolio transactions effected by an affiliated broker, Raymond James & Associates, Inc., representing 0.398% of the Fund’s total brokerage commissions. Raymond James & Associates, Inc., is an affiliated broker of the Fund by virtue of the fact that it and Eagle Asset Management, Inc., a subadviser to the Fund, are under the common control of Raymond James Financial, Inc.

BENEFICIAL OWNERSHIP OF SHARES

As of July 31, 2020, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of the Fund. On that date, the trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

NAME AND ADDRESS	NUMBER OF SHARES	PERCENT
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	319,413,956.853	99.99%

The information as to beneficial ownership is based on statements furnished to the Fund by the trustees of the Trust, and/or on the records of the Trust’s transfer agent.

ANNUAL REPORT TO SHAREHOLDERS

For a free copy of the Fund’s semi-annual report dated December 31, 2019 or annual report dated June 30, 2020, shareholders of the Fund may visit www.bridgebuildermutualfunds.com, call 1-855-823-3611, write to the Fund via e-mail at bridgebuilder@edwardjones.com, or write to the Fund at:

Mailing Address:

Bridge Builder Trust

P.O. Box 1920

Denver, CO 80201

Overnight Address:

Bridge Builder Trust

1290 Broadway Suite 1000

Denver, CO 80203

SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more Fund shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Information Statement to a shareholder at a shared address. Please call 1-855-823-3611 or forward a written request to the following addresses if you would like to: (1) receive a separate copy of this Information Statement; (2) receive your annual reports, semi-annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or information statements if you are currently receiving multiple copies at a shared address:

Mailing Address:

Bridge Builder Trust

P.O. Box 1920

Denver, CO 80201

Overnight Address:

Bridge Builder Trust

1290 Broadway Suite 1000

Denver, CO 80203

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a Delaware statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

  EXHIBIT INDEX

Exhibit No.	Exhibit
(A)	(i) Investment Sub-Advisory Agreement (Artisan Partners Limited Partnership), dated February 19, 2015.
(ii) Amendment No. 1 to the Investment Sub-Advisory Agreement (Artisan Partners Limited Partnership), dated June 9, 2017.
(iii) Amendment No. 2 to the Investment Sub-Advisory Agreement (Artisan Partners Limited Partnership), dated November 29, 2017.
(iv) Amendment No. 3 to the Investment Sub-advisory Agreement (Artisan Partners Limited Partnership), dated June 8, 2020.

Exhibit A

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of the 19th day of February, 2015, by and among Artisan Partners Limited Partnership, a Delaware limited partnership located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202 (the “Sub-Adviser’’), and Olive Street Investment Advisers, LLC, a Missouri limited liability corporation located at 12555 Manchester Road, St. Louis, MO 63131 (the “Adviser”).

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940 (the “Advisers Act”); and

WHEREAS, Bridge Builder Trust, a Delaware statutory trust located at 615 East Michigan Street, Milwaukee, WI 53202 (the “Trust”), is an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust has retained the Adviser to perform investment advisory services for the Bridge Builder Large Value Fund, a series of the Trust (the “Fund”), under the terms of an investment advisory agreement, dated February 19, 2015, between the Adviser and the Trust on behalf of the Fund (the “Advisory Agreement’’) (a copy of which is attached as Exhibit A to this agreement); and

WHEREAS, the Advisory Agreement provides that the Adviser may retain one or more sub-advisers, subject to the approval of the Trust’s Board of Trustees (the “Board”), including a majority of trustees of the Board who are not “interested persons” of the Adviser (the “Independent Trustees”), in accordance with the requirements of the 1940 Act, to render portfolio management services to the Fund pursuant to investment sub-advisory agreements between the Fund, the Adviser and each such sub-adviser; and

WHEREAS, the Trust’s Board has duly consented to and approved the appointment of the Sub-Adviser to provide investment advisory services (the “Services”) to a portion of the assets of the Fund allocated to the Sub-Adviser (the “Allocated Portion”); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser to provide the Services to the Allocated Portion in the manner and on the terms set out in this Agreement, and the Sub-Adviser desires to provide such Services;

NOW, THEREFORE, WITNESSETH: The parties hereby agree as follows:

1.	APPOINTMENT OF SUB-ADVISER.

(a)

Acceptance. The Adviser hereby appoints the Sub-Adviser, and the Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as an investment adviser to the Fund with respect to the Allocated Portion.

(b)	Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized in this Agreement or another writing by the Trust or Adviser to the Sub-Adviser, have no authority to act for or be deemed an agent of the Trust of the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund.

(c)

The Sub-Adviser’s Representations. The Sub-Adviser represents, warrants and agrees that (i) it has all requisite power and authority to enter into and perform its obligations under this Agreement; (ii) it has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement; (iii) neither it nor any affiliated person of it, as such term is defined in Section 2(a)(3) of the 1940 Act (“affiliated person”), is subject to any disqualification that would make it unable to serve as an investment adviser to a registered investment company under Section 9 of the 1940 Act; (iv) it is duly registered as an adviser under the Advisers Act; and

(v) except as otherwise specified herein, it will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of the Fund and the Adviser.

The Sub-Adviser further represents, warrants, and agrees that it shall:

(i)	Use its best judgment and efforts in rendering the advice and services to Trust and Fund as contemplated by this Agreement;

(ii)	Maintain all licenses and registrations necessary to perform its duties hereunder in good order;

(iii)	Conduct its operations at all times in conformance with the Advisers Act, the 1940 Act, and any other applicable state and/or self-regulatory organization regulations; and

(iv)

Maintain errors and omissions insurance coverage in an appropriate amount and shall provide written notice to the Trust (i) of any material decrease in its insurance policies or insurance coverage; or (ii) of any material claims made on its insurance policies related to the Trust. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(d)

The Adviser’s Representations. The Adviser represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The Adviser further represents, warrants and agrees that it has the authority under the Advisory Agreement to appoint the Sub-Adviser.

(e)

Plenary authority of the Board of Trustees. The Sub-Adviser and Adviser both acknowledge that the Fund is a mutual fund that operates as a series of the Trust under the authority of the Board of Trustees.

2.	DELIVERY OF DOCUMENTS.

(a)       The Adviser has furnished or will furnish to the Sub-Adviser copies of each of the following documents:

(i)	the Declaration of Trust of the Trust as in effect on the date hereof;

(ii)	the By-laws of the Trust in effect on the date hereof;

(iii)	the resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser for the Allocated Portion and approving the form of this agreement;

(iv)	the Advisory Agreement;

(v)	the Code of Ethics of the Trust and of the Adviser as currently in effect; and

(vi)	current copies of the Fund’s Prospectus and Statement of Additional Information.

The Adviser shall furnish the Sub-Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any.

(b)       The Sub-Adviser has furnished or will furnish the Adviser with copies of each of the following documents:

(i)	the Sub-Adviser’s most recent registration statement on Form ADV;

(ii)	the Sub-Adviser’s most recent balance sheet;

(iii)	separate lists of persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to the custodian (the “Custodian”) and accounting agent of the Fund’s assets;

(iv)	the Code of Ethics (defined below) of the Sub-Adviser as currently in effect;

(v)	the Sub-Adviser’s proxy voting policies as currently in effect; and

(vi)

complete and accurate copies of any compliance policies, trading, commission and other reports, certificate of insurance, and such other management or operational documents as the Adviser may reasonably request in writing (on behalf of itself or the Board) in assessing the Sub-Adviser.

The Sub-Adviser shall furnish the Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any. Additionally, the Sub-Adviser shall provide to the Adviser such other documents relating to its services under this Agreement as the Adviser may reasonably request on a periodic basis. Such amendments or supplements shall be provided within 30 days of the time such materials became available to the Sub-Adviser.

3.	PROVISION OF INVESTMENT SUB-ADVISORY SERVICES.

Subject to the supervision of the Board of Trustees and the Adviser, the Sub-Adviser shall manage the investments of the Allocated Portion in accordance with the Fund’s investment objective,

policies, and restrictions as provided in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Sub-Adviser, and in compliance with the requirements applicable to registered investment companies under applicable laws, including, but not limited to, the 1940 Act, the Commodity Exchange Act (the “CEA”) and the rules of the National Futures Association (the ‘‘NFA Rules”), and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). From time to time, the Adviser or the Fund may provide the Sub-Adviser with written copies of other investment policies, guidelines and restrictions applicable to the Sub-Adviser’s management of the Allocated Portion, which shall become effective at such time as agreed upon by both parties. Subject to each of the foregoing sentences above, the Sub-Adviser shall have full discretionary authority to manage the investment of the assets of the Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles and other property and assets comprising or relating to the Allocated Portion.

In addition, the Sub-Adviser will, at its own expense:

(a)

advise the Adviser and the Fund in connection with investment policy decisions to be made by it regarding the Fund and, upon request, furnish the Adviser and the Fund with research, economic and statistical data in connection with the Fund’s investments and investment policies;

(b)	respond to the Fund’s or the Adviser’s requests for information to assist the Custodian in its determination of the market value of securities held in the Fund;

(c)

furnish the Adviser or the Fund upon reasonable request with information regarding the investment strategies it employs, individual companies whose securities are included in the Allocated Portion, the industries in which the companies engage, the economic, social, or political conditions prevailing in each country in which the Allocated Portion is invested, or statistical and analytical information with respect to investments of the Allocated Portion;

(d)	employ professional portfolio managers and securities analysts who provide research services to the Fund;

(e)	place orders for purchases and sales of portfolio investments for the Allocated Portion;

(f)	give instructions to the Custodian concerning the delivery of securities and transfer of cash for the Allocated Portion;

(g)

notify the Custodian of each transaction effected for the Allocated Portion by the Sub-Adviser in accordance with the Custodian’s requirements for the Sub-Adviser and arrange with the Custodian for the settlement of such transactions;

(h)

as soon as practicable following the end of each calendar month, provide the Adviser and the Fund with written statements showing all transactions effected for the Allocated Portion during the month by the Sub-Adviser, a summary listing all investments attributable to transactions of the Sub-Adviser that are held in the Allocated Portion as of the last day of the month, and such other information as the Adviser or the Fund may reasonably request in connection with any accounting or marketing services that the Adviser provides for the Fund. The Adviser and the Fund acknowledge that Sub-Adviser and Custodian may use different pricing vendors, which may result in valuation discrepancies;

(i)

to the extent reasonably requested by the Trust or the Adviser, use its best efforts to assist the Chief Compliance Officer of the Trust in respect of Rule 38a-1 under the 1940 Act including, without limitation, providing the Chief Compliance Officer of the Trust or the Adviser with (a) current copies of the compliance policies and procedures of the Sub-Adviser in effect from time to time (including prompt notice of any material changes thereto), (b) notification of any violations of the Sub-Adviser’s compliance policies and procedures that are directly related to the provision of investment management services to the Fund, (c) a copy of the Sub-Adviser’s annual compliance report as required by Rule 206(4)-7 of the Advisers Act, (d) notification of any correspondence between the Sub-Adviser and a regulatory agency in connection with regulatory examinations or proceedings that relate to the services provided to the Fund, and (e) upon request, a certificate of the Chief Compliance Officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1);

(j)

comply with all applicable policies and procedures adopted by the Board that are applicable to the Fund and any amendments to those procedures that are provided to the Sub-Adviser by the Adviser or the Fund (‘‘Board Procedures”) that are not inconsistent with the Sub-Adviser’s obligations under this Agreement and notify the Adviser as soon as reasonably practicable upon (a) detection of any breach of such Board Procedures or (b) determination that a Board Procedure conflicts with a procedure adopted by the Sub-Adviser;

(k)

maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Adviser and the Fund, including any amendments thereto, and institute and enforce procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics;

(1)	promptly complete and return to the Adviser or the Trust any compliance questionnaires or other inquiries submitted to the Sub-Adviser in writing;

(m)

furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of approving this Agreement, the renewal thereof or any amendment hereto; and

(n)

as reasonably requested by the Fund, provide the Fund with information regarding assets in the Allocated Portion to assist the Fund in determining the fair value of such assets, provided however that the Sub-Adviser shall not be responsible or liable for the pricing determinations made with respect to the assets of the Allocated Portion;

(o)

file with the SEC any report on Form 13F or Schedule 13G and any amendments thereto, required by the Exchange Act (as defined below), with respect to the securities and other investments held in the Allocated Portion;

(p)

except as permitted by the Board Procedures or as required by law, shall treat confidentially, and shall not disclose without the consent of the Fund, all information in respect of the portfolio investments of the Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Allocated Portion, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades) and;

(q)

upon request, will review the Fund’s summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Securities and Exchange Commission (the “SEC”) (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively, the “Disclosure Documents”) in order to ensure that, with respect to the disclosure about the Sub-Adviser, the manner in which the Sub-Adviser manages the Fund and information relating directly or indirectly to the Sub-Adviser (the “Sub-Adviser Disclosure”), such Disclosure Documents contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

In providing services under this Agreement, the Sub-Adviser shall (i) maintain all licenses and registrations necessary to perform its duties hereunder in good order; (ii) conduct its operations at all times in conformance with the Advisers Act, the 1940 Act, the requirements applicable to regulated investment companies under Subchapter M of the Code, the CEA, the NFA Rules and any other applicable state and/or self-regulatory organization regulations; and (iii) maintain errors and omissions insurance in an appropriate amount and notify the Adviser if the amount disclosed to the Board in connection with their approval of this Agreement decreases.

The Fund or its agent will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from the Fund and the cash requirements of, and cash available for investment in, the Fund. The Fund or its agent will timely provide the Sub-Adviser with copies of monthly accounting statements for the Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

The Adviser will be responsible for all class actions and lawsuits involving the Fund or securities held, or formerly held, in the Fund. Sub-Adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving the Fund, including those involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy. In the case of notices of class action suits received by Sub-Adviser involving issuers presently or formerly held in the Fund, Sub-Adviser shall promptly forward such notices to Adviser and, with the consent of the Adviser, may provide information about the Fund to third parties for purposes of participating in any settlements relating to such class actions.

4.	Proxy Voting

(a)       The Adviser hereby delegates to the Sub-Adviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion of the Fund, provided however, that the Fund may revoke that delegation upon notice to the Sub-Adviser. Absent specific instructions to the contrary provided to it by the Adviser or the Fund, and subject to its receipt of all necessary voting materials, the Sub-Adviser shall vote all proxies with respect to investments of the Fund in accordance with the Sub-Adviser’s proxy voting policy as most recently provided to the Adviser and the Trust.

(b)       The Sub-Adviser’s proxy voting policies shall comply with any rules or regulations promulgated by the SEC.

(c)       The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Adviser’s voting procedures, of the Sub-Adviser’s actual votes, and such other information required for the Fund to comply with any rules or regulations promulgated by the SEC. The Sub-Adviser shall supply updates of this record to the Adviser or any authorized representative of the Adviser, or to the Fund on a quarterly basis (or more frequently, upon the request of the Adviser). The Sub-Adviser shall provide the Adviser and the Fund with information regarding the policies and procedures that the Sub-Adviser uses to determine how to vote proxies relating to the Allocated Portion.

5.	ALLOCATION OF EXPENSES.

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Adviser specifically agrees that the Sub-Adviser shall not be responsible for the following expenses:

(a)	fees and expenses incurred in connection with the issuance, registration and transfer of its shares;

(b)	brokerage and commission expenses incurred by the Fund;

(c)

all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its Custodian, shareholder services agent and accounting services agent;

(d)	interest charges on any Fund borrowings;

(e)

costs and expenses of pricing and calculating its daily net asset value (including, without limitation, any equipment or services obtained for the purpose of pricing shares or valuing the Fund’s assets) and of maintaining its books of account required under the 1940 Act, except for the expenses incurred by the Sub-Adviser in connection with its services under Paragraph 13 hereunder, which are expenses of the Sub-Adviser;

(f)	Fund taxes, if any;

(g)	except as stated below, expenditures in connection with meetings of the Fund’s shareholders and the Board;

(h)

salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board or members of any advisory board or committee;

(i)	insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance;

(j)	legal, auditing and accounting fees of the Fund and trade association dues or educational program expenses of the Trust or the Board; and

(k)

fees and expenses (including legal fees) of registering and maintaining registration of the Fund’s shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any.

The Sub-Adviser specifically agrees that with respect to the operation of the Fund, the Sub-Adviser shall be responsible for (i) providing the personnel, office space, furnishings, equipment and personnel reasonably necessary to provide its sub-advisory services to the Fund hereunder, and (ii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Sub-Adviser. Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Fund and the Adviser in the Advisory Agreement or any other agreement to which they are parties.

6.	SUB-ADVISORY FEES.

(a)       The Adviser shall pay to the Sub-Adviser, and the Sub-Adviser agrees to accept, as full compensation for all services furnished or provided to the Fund pursuant to this Agreement a fee (for the payment of which the Fund shall have no obligation or liability), based on the Current Net Assets of the Allocated Portion, as set forth in Schedule A attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Allocated Portion accrued to, but excluding, the date of termination shall be paid promptly following such termination. For purposes of computing the amount of sub-advisory fee accrued for any day, “Current Net Assets” shall mean the Allocated Portion’s net assets, managed by the Sub-Adviser, as of the most recent preceding day for which the Fund’s net assets were computed. For the avoidance of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to any day that the value of the Current Net Assets of the Allocated Portion equals zero.

(b)       The Sub-Adviser voluntarily may reduce any portion of the fees due to it pursuant to this Agreement. Any such reduction shall be applicable only to such specific reduction and shall not constitute an agreement to reduce any future compensation due to the Sub-Adviser hereunder.

7.	PORTFOLIO TRANSACTIONS.

In connection with the investment and reinvestment of the assets of the Fund, the Sub-Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Allocated Portion’s portfolio (the “Portfolio”) and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Portfolio. The Sub-Adviser may take into consideration, among other things, the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. The Sub-Adviser shall maintain records adequate to demonstrate compliance with the requirements of this Paragraph. Such records shall be made available to the Fund or Adviser upon request.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any Board Procedures and Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer — viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Fund’s assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act. The Adviser shall provide the Sub-Adviser a current list of affiliated persons of the Trust, the Adviser, and the Trust’s principal underwriter and any subsequent changes to such list.

The Adviser and the Fund authorize and empower the Sub-Adviser to direct the Custodian to open and maintain accounts for trading in securities and other investments (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Fund. In addition, in connection with establishing such brokerage accounts, the Adviser and the Fund authorize and empower the Sub-Adviser to execute for the Fund as its agent and attorney-in-fact reasonable and customary customer agreements and other documentation in connection therewith, such as ISDA agreements and futures and options account agreements, with brokers, dealers, and/or futures commission merchants as the Sub-Adviser shall select as provided above. Subject to applicable law, including the custody requirements under the 1940 Act, the Sub-Adviser may, using such of the securities and other investments of the Fund as the Sub-Adviser deems necessary or desirable, direct the Custodian to deposit for the Fund original and maintenance brokerage and margin deposits and otherwise direct the Custodian to make payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers or to a collateral account established with the Custodian as the Sub-Adviser deems desirable or appropriate and as is required by applicable law. The Sub-Adviser shall cause all securities and other property purchased or sold for the Fund to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of the Fund shall remain in the direct or indirect custody of the Custodian, except as otherwise permitted by applicable law. The Sub-Adviser shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to effect such purchases and sales.

The Sub-Adviser further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Fund, (ii) to deliver securities and other property against payment for the Fund, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Adviser may designate, all consistent with the powers, authorities and limitations set forth herein. The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Adviser except as expressly provided herein.

In connection with its management of the Allocated Portion of the Fund, the Sub-Adviser may purchase and sell foreign currency (“foreign exchange transactions”) to the extent permitted by written investment guidelines, the Prospectus, and the Statement of Additional Information. If the Adviser instructs the Sub-Adviser to execute such foreign exchange transactions only with certain foreign exchange dealers, such as dealers affiliated with the Custodian, the Sub-Adviser shall have no responsibility for the reasonableness of the execution rates provided by such dealers. In the absence of such instruction, the Sub-Adviser shall execute foreign exchange transactions through either active market trading with the capital markets (foreign exchange) desk affiliated with the Custodian or by transaction with various dealers not affiliated with the Custodian, as described in the Sub-Adviser’s Form ADV.

8.	LIABILITY; STANDARD OF CARE AND INDEMNIFICATION.

The Sub-Adviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Paragraph 3 above) comply with the investment policies, guidelines and restrictions of the Fund; shall act at all times in the best interests of the Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. The Sub-Adviser shall be liable to the Fund and/or the Adviser for any loss (including brokerage charges) incurred by the Fund as a result of any investment made by the Sub-Adviser in violation of the first paragraph of Paragraph 3 hereof. The Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) only of Disclosure Documents furnished to the Sub-Adviser by the Adviser or the Fund, and only with respect to the Sub-Adviser Disclosure in such Disclosure Documents.

Except as set forth above, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser or the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Sub-Adviser. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Adviser or Fund may have under any federal securities law or state law.

The Sub-Adviser shall indemnify and hold harmless the Adviser and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Sub-Adviser Disclosure; and (ii) resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Sub-Adviser’s obligations under this Agreement, or from the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Sub-Adviser’s obligation under this Paragraph 8 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser or Fund, the Adviser or Fund shall not be subject to liability to the Sub-Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Adviser or the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Sub-Adviser may have under any federal securities law or state law.

The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser’s obligations under this Agreement, or from the Adviser’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Adviser’s obligation under this Paragraph 8 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

No provision of this Agreement shall be construed to protect any Trustee or officer of the Fund, or officer of the Adviser or Sub-Adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

The Sub-Adviser shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

9.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a)       This Agreement shall become effective upon approval by the Board and its execution by the parties hereto. Pursuant to the exemptive relief obtained in the SEC Order dated on or about August 6, 2013, Investment Company Act Release No. 30592, approval of the Agreement by a majority of the outstanding voting securities of the Fund is not required, and the Sub-Adviser acknowledges that it shall be without the protection (if any) accorded by shareholder approval of an investment adviser’s receipt of compensation under Section 36(6) of the 1940 Act.

(b)       This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement. As used in this Paragraph 9, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

(c)       In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees or the Adviser, transfer any and all books and records of the Fund maintained by the Sub-Adviser on behalf of the Fund.

(d)       The Sub-Adviser shall promptly notify the Adviser of any proposed transaction or other event that could reasonably be expected to result in an “assignment” of this Agreement within the meaning of the 1940 Act.

10.	SERVICES NOT EXCLUSIVE

The services of the Sub-Adviser to the Adviser and the Fund are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of the Sub-Adviser and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients. The Adviser agrees that Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Fund. Nothing in this Agreement shall be deemed to require Sub-Adviser, its principals, affiliates, agents or employees to purchase or sell for the Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

11.	AGGREGATION OF ORDERS

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of portfolio securities of the Fund with those for other accounts managed by the Sub-Adviser or its affiliates, if orders are allocated in a manner deemed equitable by the Sub-Adviser among the accounts and at a price approximately averaged and if such combination of orders and the allocation thereof is consistent with applicable law. The Sub-Adviser agrees that (i) it will not aggregate transactions unless aggregation is consistent with its duty to seek best execution; (ii) over time, no account will be favored or disfavored over any other account; and (iii) allocations will be made in accordance with the Sub-Adviser’s compliance policies and procedures and applicable law. The Sub-Adviser also agrees to provide such documentation and/or information to the Fund or Adviser as is reasonably necessary to allow the Fund or Adviser to determine whether orders for the Fund have been aggregated and allocated equitably.

12.	AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and this Agreement may be amended only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

13.	BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon the Fund’s or the Adviser’s request, provided, however, that Sub-Adviser may retain copies of any records to the extent required for it to comply with applicable laws. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under Adviser for the period specified in said Rule. Notwithstanding the foregoing, Sub-Adviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Allocated Portion.

14.	NONPUBLIC PERSONAL INFORMATION; CONFIDENTIALITY.

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and

(b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act’’), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

Each party to this Agreement shall keep confidential all Confidential Information concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure or if such disclosure is compelled by subpoena or is expressly required or requested by applicable federal or state regulatory authorities. The receiving party may disclose or disseminate the disclosing party’s Confidential Information to its employees and agents that have a legitimate need to know such Confidential Information in order to assist the receiving party in performing its obligations under this Agreement. The receiving party shall advise all such foregoing persons of the receiving party’s obligations of confidentiality and non-use under this Agreement, and the receiving party shall be responsible for ensuring compliance by such persons with such obligations.

Each party shall take commercially reasonable steps to prevent unauthorized access to the other party’s Confidential Information. In addition, each party shall promptly notify the other party in writing upon learning of any unauthorized disclosure or use of the other party’s Confidential Information by such party or its agents.

The term “Confidential Information,” as used herein, means any of a party’s proprietary or confidential information including, without limitation, any non-public personal information (as defined in Regulation S-P) of such party, its affiliates, their respective clients or suppliers, or other persons with whom they do business, that may be obtained by the other party from any source or that may be developed as a result of this Agreement and non-public financial information that is disclosed, directly or indirectly, to the other party by or on behalf of the disclosing party, whether in writing, orally or by other means and whether or not such information is marked as confidential. Confidential Information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

Each party acknowledges and agrees that due to the unique nature of Confidential Information there can be no adequate remedy at law for any breach of its obligations under this Paragraph 14, that any such breach or threatened breach may allow a party or third parties to unfairly compete with the other party resulting in irreparable harm to such party, and therefore, that upon any such breach or any threat thereof, each party will be entitled to appropriate temporary (until the matter may be resolved) equitable and injunctive relief from a court of competent jurisdiction without the necessity of proving actual loss.

The provisions of this Paragraph 14 shall survive any termination of this Agreement.

15.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act’’), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Sub-Adviser agrees to inform the Trust of any material development related to the Fund that the Sub-Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

16.	REPORTS AND ACCESS

To the extent not otherwise identified in this Agreement, the Sub-Adviser agrees to supply to the Adviser or the Fund such other information and documentation in its possession or under its control relating to the services provided hereunder and to permit such compliance inspections by the Adviser or the Fund as shall be reasonably necessary to access such documentation and information and perform its oversight obligations of the Sub-Adviser.

17.	COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

18.	NOTIFICATION

The Sub-Adviser agrees that it will provide prompt notice to the Adviser and Fund about developments relating to its duties as Sub-Adviser of which the Sub-Adviser has, or should have, knowledge that would materially affect the Fund, including but not limited to material changes in the employment status of key investment management personnel involved in the management of the Fund, material changes in the investment process used to manage the Fund, any change in the Sub-Adviser’s chief executive officer, any change in control of the Sub-Adviser, and the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser shall immediately notify the Adviser and the Trust in the event that the Sub-Adviser becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement. In the event the Sub-Adviser is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority (including, without limitation, any self-regulatory organization), the Sub-Adviser will notify the Adviser and the Fund as soon as reasonably practicable and no later than notice is provided to other similarly-situated parties. To the extent permissible by applicable law, the Sub-Adviser shall immediately forward, upon receipt, to the Adviser any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that relates specifically to the Trust or the Fund.

19.	NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:	General Counsel Edward D. Jones & Co., L.P. 12555 Manchester Road St. Louis, MO 63131;

and Olive Street Investment Advisers, LLC 1245 J.J. Kelley Memorial Drive St. Louis, MO 63131 Attn: Alan Herzog

SUB-ADVISER:	Artisan Partners Limited Partnership 875 East Wisconsin Avenue, Suite 800 Milwaukee, WI 53202 Attn: General Counsel

TRUST/FUND:	Bridge Builder Trust On behalf of Bridge Builder Large Value Fund 615 East Michigan Street Milwaukee, WI 53202 Attn: Secretary

20.	ASSIGNMENT

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act).

21.	SEVERABILITY AND ENTIRE AGREEMENT

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter.

22.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

23.	CONSULTATION WITH OTHER SUB-ADVISERS

In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the assets managed by the Sub-Adviser.

24.	CHANGE IN THE SUB-ADVISER’S CONTROL OR MEMBERSHIP

The Sub-Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in control of the Sub-Adviser. The Sub-Adviser shall notify the Trust of any change in membership of the Sub-Adviser within a reasonable time after any such change; delivery of Part 2 of the Sub-Adviser’s Form ADV shall be deemed to satisfy such notice requirement of membership changes.

25.	COUNTERPARTS

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by electronic transmission (which shall include facsimile or email) and shall be binding upon the parties so transmitting their signatures.

26.	MISCELLANEOUS

Where the effect of a requirement of the 1940 Act or Advisers Act, as amended, reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

27.	GOVERNING LAW

This agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction;

provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act, as amended, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

OLIVE STREET INVESTMENT ADVISERS, LLC (Adviser)

By:	/s/ WILLIAM FIALA

Name:	William Fiala
Title:	Vice President

ARTISAN PARTNERS LIMITED PARTNERSHIP (Sub-adviser)

By:	/s/ SARAH A. JOHNSON

Name:	Sarah A. Johnson
Title:	Vice President

SCHEDULE A

FUNDS AND FEES

Series of Bridge Builder Trust	Annual Sub-advisory Fee Rate
Bridge Builder Large Cap Value Fund

AMENDMENT NO. 1

TO INVESTMENT SUB-ADVISORY

AGREEMENT

This Amendment to the Investment Sub-Advisory Agreement, dated as of February 19, 2015, by and between Olive Street Investment Advisers, LLC (the “Adviser”) and Artisan Partners Limited Partnership (the “Sub-Adviser”) is entered into as of the 9th day of June, 2017 by and among the Adviser, the Sub-Adviser and the Bridge Builder Trust, a Delaware statutory trust located at 615 East Michigan Street, Milwaukee, WI 53202, on behalf of the series of the Trust indicated on Schedule A to this Amendment (each, a “Fund” and collectively, the “Funds”). All capitalized terms used, but not defined, herein shall have the meanings given to them in the Sub-Advisory Agreement (as defined below).

WITNESSETH:

WHEREAS, the Adviser and the Trust, on behalf of each Fund, have entered into an Investment Advisory Agreement dated as of July 10, 2013, as amended (the “Advisory Agreement”), pursuant to which the Adviser renders investment advisory services to each Fund pursuant to the terms and conditions of the Advisory Agreement;

WHEREAS, pursuant to the authority granted to the Adviser under the Advisory Agreement, the Adviser has retained the Sub-Adviser to render portfolio management services to each Fund pursuant to the terms of the Investment Sub-Advisory Agreement between the Adviser and the Sub-Adviser, dated as of February 19, 2015 (the “Sub-Advisory Agreement”), and the Adviser has agreed to pay the compensation due to the Sub-Adviser under the Sub-Advisory Agreement;

WHEREAS, the Adviser, the Sub-Adviser and the Trust, on behalf of each Fund, desire to have the Fund replace the Adviser as the entity responsible for compensating the Sub-Adviser under the Sub-Advisory Agreement;

WHEREAS, the Adviser, the Sub-Adviser and the Trust, on behalf of each Fund, desire to amend the Sub- Advisory Agreement to add the Trust, on behalf of each Fund, as a named party to the Sub-Advisory Agreement for the sole purpose of paying the compensation due to the Sub-Adviser under the Sub-Advisory Agreement;

WHEREAS, Section 6(a) of the Sub-Advisory Agreement sets forth the terms and conditions with respect to the compensation payable to the Sub-Adviser by the Adviser for the services rendered to each Fund;

WHEREAS, the Adviser, the Sub-Adviser and the Trust, on behalf of each Fund, desire to amend Section 6(a) of the Sub-Advisory Agreement to provide that the Fund shall pay the Sub-Adviser all compensation due under the Sub- Advisory Agreement;

WHEREAS, pursuant to Section 12 of the Sub-Advisory Agreement, the Sub-Advisory Agreement may be amended only by a written instrument signed by the Adviser and the Sub-Adviser.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereby agree as follows:

1.	Amendments.

A.

The Sub-Advisory Agreement is hereby amended to add the Trust, on behalf of each Fund, as a named party to the Sub-Advisory Agreement for the sole purpose of paying the compensation due to the Sub-Adviser under Section 6.(a) of the Sub-Advisory Agreement and the Trust, on behalf of each Fund, hereby agrees that each Fund will perform its obligations set forth in Section 6.(a) of the Sub-Advisory Agreement.

B.	Section 6(a) of the Sub-Advisory Agreement is hereby deleted and replaced with the following:

(a)

            Each Fund shall pay to the Sub-Adviser, and the Sub-Adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement a fee, based on the Current Net Assets of the Allocated Portion, as set forth in Schedule A attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Allocated Portion accrued to, but excluding, the date of termination shall be paid promptly following such termination. For purposes of computing the amount of sub-advisory fee accrued for any day, “Current Net Assets” shall mean the Allocated Portion’s net assets, managed by the Sub-Adviser, as of the most recent preceding day for which the Fund’s net assets were computed. For the avoidance of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to any day that the value of the Current Net Assets of the Allocated Portion equals zero.

2.

Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

3.

Amendments. Except as specifically amended hereby, the Sub-Advisory Agreement shall continue in full force and effect in accordance with its terms. This Amendment shall not itself be amended except as part of any future amendment to the Sub-Advisory Agreement effected in accordance with the terms thereof.

4.

Severability and Entire Agreement. If any provision of this Amendment shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Amendment shall not be affected thereby. This Amendment embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Amendment’s subject matter.

5.	Captions. The captions in this Amendment are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

6.

Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their officers designated below as of the day and year written above.

BRIDGE BUILDER TRUST	OLIVE STREET INVESTMENT ADVISERS, LLC
on behalf of the series listed on Schedule A hereto

By: /s/ RYAN ROBSON	By: /s/ RYAN ROBSON

Name: Ryan Robson	Name: Ryan Robson

Title: President	Title: President

ARTISAN PARTNERS LIMITED PARTNERSHIP

By: /s/ JAMES S. HAMMAN, JR.

Name: James S. Hamman, Jr.

Title: Vice President

Schedule A

Series of Bridge Builder Trust	Annual Sub-Advisory Fee Rate
Bridge Builder Large Cap Value Fund

AMENDMENT NO. 2

TO INVESTMENT SUB-ADVISORY

AGREEMENT

This Amendment No. 2 (to the Investment Sub-Advisory Agreement dated as of February 19, 2015, by and between the Sub-adviser and the Adviser (the “Agreement”), is entered into as of the 29th day of November, 2017 by and among the Adviser, the Sub-Adviser and the Trust, on behalf of each Fund indicated on Schedule A to this Amendment. All capitalized terms used, but not defined, herein shall have the meanings given to them in the Agreement and Amendment No. 1 to the Agreement, dated June 9, 2017.

WHEREAS, the Adviser, the Sub-Adviser, and the Trust, on behalf of each Fund, desire to change the annual sub-advisory fee rate due to the Sub-adviser by each Fund for services rendered to the Allocated Portion of each Fund;

WHEREAS, Schedule A to the Agreement sets forth the annual sub-advisory fee rate due to the Sub-adviser by each Fund;

WHEREAS, pursuant to Section 12 of the Agreement, the Agreement may be amended only by a written instrument signed by the parties;

NOW THEREFORE, in consideration of the foregoing and mutual covenants herein contained, the parties hereby amend the Agreement by deleting Schedule A to the Agreement in its entirety and replacing it with Schedule A to this Amendment, attached hereto.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their officers designated below as of the day and year written above.

[SIGNATURE PAGE FOLLOWS]

BRIDGE BUILDER TRUST on behalf of the series listed on Schedule A hereto		OLIVE STREET INVESTMENT ADVISERS, LLC

By:	/S/ RYAN T. ROBSON	By:	/S/ RYAN T. ROBSON
Name:	Ryan T. Robson	Name:	Ryan T. Robson
Title:	President	Title:	President

ARTISAN PARTNERS LIMITED PARTNERSHIP

By:	/S/ JAMES S. HAMMAN, JR.
Name:	James S. Hamman, Jr.
Title:	Vice President

SCHEDULE A

FUNDS AND FEES

Effective December 1, 2017

Series of Bridge Builder Trust	Annual Sub-advisory Fee Rate
Bridge Builder Large Cap Value Fund

AMENDMENT NO. 3

TO INVESTMENT SUB-ADVISORY AGREEMENT

This Amendment No. 3 to the Investment Sub-Advisory Agreement dated as of February 19, 2015, by and between the Olive Street Investment Advisers, LLC (the “Adviser”) and Artisan Partners Limited Partnership (the “Sub-adviser”) (the “Agreement”) is entered into as of the 8th day of June, 2020 by and among the Adviser, the Sub-Adviser and the Bridge Builder Trust, on behalf of each Fund indicated on Schedule A to this Amendment (each, a “Fund” and, collectively, the “Funds”). All capitalized terms used, but not defined, herein shall have the meanings given to them in the Agreement, Amendment No. 1 to the Agreement dated June 9, 2017, and Amendment No. 2 to the Agreement, dated November 29, 2017.

WHEREAS, the Adviser and the Trust, on behalf of each Fund, have entered into an Investment Advisory Agreement dated as of July 10, 2013, as amended (the “Advisory Agreement”), pursuant to which the Adviser renders investment advisory services to each Fund pursuant to the terms and conditions of the Advisory Agreement;

WHEREAS, pursuant to the authority granted to the Adviser under the Advisory Agreement, the Adviser has retained the Sub-adviser to render portfolio management services to each Fund pursuant to the terms of the Agreement, and the Adviser has agreed to pay the compensation due to the Sub-adviser under the Agreement;

WHEREAS, the Adviser, the Sub-adviser, and the Trust, on behalf of the Bridge Builder Small/Mid Cap Growth Fund, desire to amend the Agreement to provide that the Adviser has retained the Sub-adviser to render portfolio management services to the Bridge Builder Small/Mid Cap Growth Fund; and

WHEREAS, pursuant to Section 12 of the Agreement, the Agreement may be amended only by a written instrument signed by the parties;

NOW THEREFORE, in consideration of the foregoing and mutual covenants herein contained, the parties hereby agree as follows:

1.	Fees. Schedule A to the Agreement is hereby deleted in its entirety and replaced the new Schedule A to this Amendment, attached hereto.

2.

Governing Law. This Amendment shall be governed by, and construed in accordance with the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

3.

Amendments. Except as specifically amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. This Amendment shall not itself be amended except as part of any future amendment to the Agreement effected in accordance with the terms thereof.

4.	Severability and Entire Agreement. If any provision of this Amendment shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Amendment shall not be affected thereby. This Amendment embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Amendment’s subject matter. The Trust is entering in this Amendment with the Adviser and Sub-adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered Section hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements among the Trust, the Adviser, and the Sub-adviser for each such Fund.

5.	Captions. The captions in this Amendment are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

6.

Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their officers designated below as of the day and year written above.

BRIDGE BUILDER TRUST,

on behalf of the series listed on Schedule A hereto

By: /s/JULES A. DRELICK III

Name: Julius A. Drelick III

Title: President

OLIVE STREET INVESTMENT ADVISERS, LLC

By: /s/THOMAS C. KERSTING

Name: Thomas C. Kersting

Title: President

ARTISAN PARTNERS LIMITED PARTNERSHIP

By: /s/JAMES S. HAMMAN, JR.

Name: James S. Hamman, Jr.

Title: Vice President

SCHEDULE A

FUNDS AND FEES

Series of Bridge Builder Trust	Annual Sub-advisory Fee Rate
Assets under management calculated individually for each Fund

Bridge Builder Large Cap Value Fund

Bridge Builder Small/Mid Cap Growth Fund